EXHIBIT 99.1


                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 5, 1997 by and among Western Pacific Airlines, Inc. a Delaware corporation, with headquarters located at 2864 South Circle Drive, Suite 1100, Colorado Springs, Colorado 80906 (the "Company"), and each of the purchasers set forth on the signature pages hereto (each, a "Buyer" and collectively, the "Buyers").

         WHEREAS:

A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

B. The Company has authorized a new series of preferred stock, designated as its Series C Convertible Preferred Stock (the "Preferred Stock"), having the rights, preferences and privileges set forth in the Certificate of Designations, Rights and Preferences attached hereto as Exhibit "A" (the "Certificate of Designation");

C. The Preferred Stock is convertible into shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation;

D. The Company has authorized the issuance to the Buyers (i) an aggregate of 213,333 Warrants, in the form attached hereto as Exhibit "B" (the "A-Warrants") and (ii) an aggregate of 111,110 Warrants, in the form attached hereto as Exhibit "C" (the "B-Warrants") (the A-Warrants and the B-Warrants are collectively referred to as (the "Warrants"));

E. The Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, (i) an aggregate of Ten Thousand (10,000) shares of Preferred Stock, (ii) A-Warrants to purchase an aggregate of 213,333 shares of Common Stock, and (iii) B-Warrants to purchase an aggregate of 111,110 shares of Common Stock, for an aggregate purchase price of Ten Million Dollars ($10,000,000);

F. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the number of shares of Preferred Stock and Warrants set forth immediately below its name on the signature pages hereto; and

G. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit "D" (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

         NOW THEREFORE, the Company and each of the Buyers (severally and not jointly) hereby agree as follows:

         1.       PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS.

                  a. Purchase of Preferred Shares and Warrants. The Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such number of shares of Series C Preferred Stock (collectively, together with any Preferred Stock issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Preferred Shares") and Warrants, and at the aggregate purchase price, as is set forth immediately below such Buyer's name on the signature pages hereto. The issuance, sale and purchase of the Preferred Shares and the Warrants shall take place at the closing (the "Closing"). Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and
Section 7 below, at the Closing, the Company shall issue and sell to each Buyer and each Buyer shall purchase from the Company the aggregate number of Preferred Shares and Warrants which such Buyer is purchasing hereunder. The aggregate number of Preferred Shares to be issued at the Closing is Ten Thousand (10,000). The Warrants to be issued at the Closing consist of an aggregate of 213,333 A-Warrants, and an aggregate of 111,110 B-Warrants. The aggregate purchase price for the Preferred Shares and the Warrants to be issued at Closing is Ten Million Dollars ($10,000,000).

                  b. Form of Payment.  On the Closing  Date (as defined  below),
(i) each Buyer shall pay the purchase price for the Preferred Shares and Warrants to be issued and sold to it at the Closing (the "Purchase Price") by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of a duly executed certificate(s) representing such number of Preferred Shares and Warrants which such Buyer is then purchasing, and (ii) the Company shall deliver such certificate(s) and the Warrants against delivery of such Purchase Price.

                  c. Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Shares and the Warrants pursuant to this Agreement (the "Closing Date") shall be 12:00 noon Eastern Standard Time on June 5, 1997 (subject to a two (2) business day grace period at either party's option) or such other mutually agreed upon time. The Closing shall occur on the Closing Date at the offices of the Company, 2864 South Circle Drive, Suite 1100, Colorado Springs, Colorado 80906.



         2.       BUYER'S REPRESENTATIONS AND WARRANTIES.

         Each Buyer severally represents and warrants to the Company that:

                  a. Investment Purpose. The Buyer is purchasing the Preferred Shares, the shares of Common Stock issuable upon conversion thereof (the "Conversion Shares"), the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") (collectively, the "Securities") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered under the 1933 Act.

                  b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

                  c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

                  d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Buyer believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

                  e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                  f. Transfer or Resale.  The Buyer  understands and agrees that
(i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any applicable state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (c) sold pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). In addition to the foregoing, the Buyer understands and agrees that the Buyer will not transfer either the Preferred Shares or the Warrants unless (i) either (a) at least fifty percent (50%) of the Preferred Shares or 50% of the Warrants received by such Buyer pursuant to this Agreement are transferred or (b) if a transfer has previously been made pursuant to clause (a) above, all of the remaining Preferred Shares or Warrants, as the case may be, of such Buyer are transferred or (ii) the Buyer is transferring such Preferred Shares or Warrants to an affiliate of the Buyer; provided, that the Buyer agrees to cause any transferee to be bound by the terms of this Agreement including, but not limited to,
Section 8(g) hereof. In determining compliance with the foregoing sentence, the holdings of the Buyer and its affiliates shall be deemed one and the same. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account, subject to the limitations on transfer contained herein applicable to transferees of the Securities.

                  g. Legends. The Buyer understands and agrees that the certificates for the Preferred Shares, Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act, as contemplated by the Registration Rights Agreement,the Conversion Shares and Warrant Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) the sale of such Security is registered under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or
(c) such holder provides the Company with an opinion of counsel that such Security can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements.

                  h. Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                  i. Residency. The Buyer is a resident of the jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Buyer that the statements contained in this Article III are true and correct, except as set forth in the disclosure schedules delivered by the Company to the Investors concurrently herewith (the "Disclosure Schedules"). All exceptions noted in the Disclosure Schedules are numbered to correspond to the applicable Sections to which such exception refers. The Company represents and warrants to each Buyer that:

                  a. Organization and Qualification. The Company and each of its Subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries (as defined below) of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, assets, financial condition or prospects of the Company or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

                  b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to file and perform its obligations under the Certificate of Designation and to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants and to consummate of the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the filing of the Certificate of Designation and the issuance of the Preferred Shares and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered and the Certificate of Designation has been duly filed by the Company, and (iv) each of this Agreement and the Certificate of Designation constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                  c. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock of which (a) 13,527,977 shares are issued and outstanding, (b) 3,154,916 shares are reserved for issuance pursuant to the Company's stock option plans, (c) 926,291 shares are reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock and (d) 2,294,321 shares are reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants (subject to adjustment pursuant to the Company's covenant set forth in
Section 4(h) below) and another 2,592,909 shares are reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants, subject to the approval of the proposed increase in authorized capital to be voted upon at the meeting of the Company's shareholders to be held on June 19, 1997; and (ii) 3,047,000 shares of preferred stock, of which 200,000 shares are issued and outstanding (exclusive of the Preferred Shares). All of such outstanding shares of capital stock are, or upon issuance will be (assuming issuance and delivery of such shares against payment therefor), duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any, shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement). The Company has furnished to the Buyer true and correct copies of the Company's Restated Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.

                  d. Issuance of Shares. The Preferred Shares, Conversion Shares and Warrant Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, upon conversion of the Preferred Shares and upon proper exercise of the Warrants, as applicable, the Preferred Shares, Conversion Shares and Warrant Shares (assuming issuance and delivery of such Warrant Shares against payment therefor in accordance with the Warrants) shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. The term Conversion Shares includes the shares of Common Stock issuable upon conversion of the Preferred Shares, including without limitation, such additional shares, if any, as are issuable as a result of the events described in Section 2(c) of the Registration Rights Agreement and Article VI.E of the Certificate of Designation. The Company has reviewed the conversion and exercise provisions set forth in the Certificate of Designation and Warrants and understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares and Warrant Shares upon conversion or exercise, as applicable, of the Preferred Shares and the Warrants.

                  e. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the filing of the Certificate of Designation and the issuance and reservation for issuance of the Preferred Shares, Conversion Shares and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including, but not limited to, federal and state securities laws and regulations and laws, rules and regulations under the jurisdiction of the Federal Aviation Administration (the "FAA") or federal and state departments of transportation ("DOTs")) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("Nasdaq") and does not reasonably anticipate that the Common Stock will be delisted by Nasdaq in the foreseeable future.

                  f. SEC Documents, Financial Statements. Since December 5, 1995, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered or made available to each Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to March 31, 1997 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                  g. Absence of Certain Changes. Since December 31, 1996, there has been no adverse change and no adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company, which could be reasonably expected to have a Material Adverse Effect, except as disclosed in Schedule 3(g) or in the SEC Documents.

                  h. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body (including but not limited to the FAA and DOTs) pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries that could have a Material Adverse Effect. Schedule 3(h) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect.

                  i. Patents, Copyrights, etc. The Company owns or possesses the requisite licenses or rights to use all patents, patent rights, inventions, know-how, trade secrets, trademarks, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(i) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened which challenges the right of the Company or of a subsidiary with respect to any patents, patent rights, licenses, inventions, know-how, trademarks, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(i) hereof, to the Company's knowledge, as presently contemplated to be operated in the future); of the Company's knowledge, the Company's or its Subsidiaries' current and intended products, services and processes do not infringe on any patents, patent rights, licenses, inventions, know-how, trademarks, service marks, service names, tradenames, copyrights or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

                  j. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's executive officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

                  k. Tax Status. Except as set forth on Schedule 3(k), the Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth on Schedule 3(k), there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  l. Certain Transactions. Except as set forth on Schedule 3(l) or in the SEC Documents and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c) or in the SEC
Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  m. Disclosure. All information relating to or concerning the Company set forth in this Agreement and provided to the Buyers pursuant to
Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purposes that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

                  n.  Acknowledgment  Regarding  Buyers'  Purchase of  Preferred
Shares. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyers' purchase of the Preferred Shares. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

                  o. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers.

                  p. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with Gem Advisors, Inc., whose commissions and fees will be paid for by the Company.

                  q. Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (including, but not limited to, airframe or airworthiness certifications, safety certifications, air crew certifications, engineer and maintenance certifications and other similar certifications required by the FAA and DOTs) (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. During the period commencing on March 31, 1997 and ending on the date hereof, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations (including, but not limited to, correspondence from the FAA or any DOTs), which conflicts, defaults or violations would not have a Material Adverse Effect.

                  r.       Environmental Matters.

                           (i) Except as set forth in Schedule 3(r),there are,to
the Company's knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company,no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances,conditions,events,incidents,or contractual obligations which may give rise to any common law environmental liability or any liability under any Environmental Laws and neither the Company nor any of its Subsidiaries has received any written notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "Environmental Laws "means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation,ambient air,surface water,groundwater land surface or subsurface strata),including,without limitation,laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                           (ii)  Other than those that are or were stored,  used
or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released by the Company or, to the knowledge of the Company, by any third party on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business.

                           (iii)  Except as set forth in Schedule  3(r),  to the
knowledge of the Company there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

                           (iv)     Notwithstanding  anything to the contrary
contained in this Section 3(r), any representation or warranty made by the Company in this Section 3(r) as to its Subsidiaries will not be deemed to be breached in the absence of a Material Adverse Effect.

         4.       COVENANTS.

                  a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

                  b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Buyer on or prior to such Closing Date.

                  c. Reporting Status; Eligibility to Use Form S-3. The Company's Common Stock is registered under Section 12(g) of the 1934 Act. So long as the Registration Statement is required to remain effective pursuant to the Registration Rights Agreement, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

                  d. Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Shares and the Warrants for working capital and general corporate purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

                  e. Additional Equity Capital. Subject to the exceptions described below, the Company agrees that during the period beginning on the date hereof and ending on the later of (i) ninety (90) days from the date hereof and
(ii) thirty (30) days following the effective date of the Registration Statement to be filed pursuant to Section 2(a) of the Registration Rights Agreement (the "Lock-Up Period"), the Company will not, without the prior written consent of a majority-in-interest of the Buyers, obtain or enter into any agreement to obtain additional equity financing (including debt financing with an equity component) where the equity is (x) issued on Floating Rate Convertible Terms (as defined below) and (y) to be registered for resale under the 1933 Act within six (6) months of issuance. In addition, subject to the exceptions described below, the Company will not conduct any equity financing (including debt with an equity component) ("Future Offerings") during the period beginning on the Closing Date and ending one hundred eighty (180) days thereafter unless it shall have first provided to each Buyer written notice of its intent to seek such financing. The limitations referred to in this paragraph are collectively referred to as the "Capital Raising Limitations". The Capital Raising Limitations shall not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering (other than a continuance offer pursuant to Rule 415 under the 1933 Act) or (ii) issuances of securities as consideration for a merger, consolidation or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company. The Capital Raising Limitations also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by a majority of the Company's disinterested directors. "Floating Rate Convertible Terms" means terms which include the right to buy an indeterminate number of shares of Common Stock upon conversion, redemption or exercise of the Securities or other rights based upon a floating rate conversion, redemption or exercise price derived from the future market price of the Common Stock.

                  f. Expenses. Each party to this Agreement shall to bear its own expenses,whether or not the transactions contemplated hereby are consummated

                  g. Financial Information. The Company agrees to send the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company. The Company shall use its commercially reasonable efforts to send to each Buyer, as soon as practicable after their release, any press releases of any of its Subsidiaries.

                  h. Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based on the Conversion Price of the Preferred Shares and the exercise price of the Warrants in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Preferred Shares and the full exercise of the Warrants without the consent of each Buyer, which consent will not be unreasonably withheld. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than two (2) times the number that is then actually issuable upon full conversion of the Preferred
Shares and exercise of the Warrants (based on the Conversion Price of the Preferred Shares and the exercise price of the Warrants in effect from time to time). So long as the Company has reserved all of the shares of Common Stock it is capable of reserving as of the date hereof, a portion of the shares of Common Stock so reserved pursuant to this Section 4(h) may be reserved subject to the approval of the proposed increase in authorized capital to be voted upon at the meeting of the Company's shareholders to be held on June 19, 1997.

                  i. Listing. The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Preferred Shares and Warrant Shares issuable upon exercise of the Warrants. The Company will take all action necessary to obtain and maintain (until such time as all of the Preferred Shares are converted or the Warrant Shares are exercised) the listing and trading of its Common Stock on Nasdaq, the Nasdaq SmallCap Market ("Nasdaq SmallCap"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable.

                  j. Corporate Existence. So long as a Buyer beneficially owns any Preferred Shares or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

                  k. Redemptions of Series B Preferred Stock. From the Closing Date until eighteen (18) months thereafter, the Company shall not redeem any Series B Preferred Stock (or redeem or repay any security into which such Series B Preferred Stock may have been converted or exchanged), unless it shall simultaneously offer to the holders of the Preferred Shares the right to be redeemed on a pro rata basis with the Series B Preferred Stock at a price per share equal to the Liquidation Preference (as defined in the Certificate of Designation); provided, however, that the Company shall not be required to offer such redemption if the average closing bid price of the Common Stock over the ten (10) trading day period ending one day prior to the date of such redemption is two times (2x) the Fixed Conversion Price (as defined in the Certificate of Designation). In the event of such redemption, the holders of the Preferred Shares shall also relinquish the Warrants without payment on a pro rata basis based on the number of Preferred Shares held by each holder. During the period this Section 4(k) is in effect, the Warrants shall be transferable only if they are transferred along with the Preferred Shares on a pro rata basis; provided, however, that if the Investors unanimously agree to permanently waive the covenants of the Company contained in this Section 4(k), the restrictions on transfer of the Warrants contained in this sentence shall not be applicable.

         5.       TRANSFER AGENT INSTRUCTIONS.

         The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon proper conversion of the Preferred Shares or proper exercise of the Warrants (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable securities laws upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers' by obliterating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Preferred Shares and the Warrants to the Buyers at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                  a. Each Buyer shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

                  b. Each Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

                  c. The aggregate amount of the Purchase Price received by the Company from all Buyers shall be Ten Million Dollars ($10,000,000) and, in the event that subscriptions for less than $10,000,000 are received by the Company for the purchase of the Preferred Shares and the Warrants, the Company will return to the Initial Investors who have wired funds to the Company all of the funds received.

                  d. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware.

                  e. The representations and warranties of each Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and each Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date. The Company shall have received a certificate from each Buyer, dated as of the Closing Date, to the foregoing effect.

                  f. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

         7.       CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

         The obligation of each Buyer hereunder to purchase the Preferred Shares and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                           a. The Company shall have executed this Agreement and
the Registration Rights Agreement, and delivered the same to the Buyer.

                           b. The Certificate of Designation  shall have  been
accepted for filing with the Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

                           c. The Company shall have delivered to  such  Buyer
duly executed certificates (in such denominations as the Buyer shall request) representing the Preferred Shares being so purchased and the Warrants being so purchased in accordance with Section 1(b) above.

                           d. Trading in the Common Stock on Nasdaq  shall not
have been suspended by the SEC or Nasdaq.

                           e. The  Irrevocable   Transfer  Agent   Instructions,
in  form and substance satisfactory to a majority-in-interest   of  the  Buyers,
shall  have  been   delivered  to  and acknowledged in writing by the Company's
Transfer Agent.

                           f. The  representations and warranties of the Company
shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date ) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

                           g.  The Buyer shall have  received an opinion of the
Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as Exhibit "E" attached hereto.

                           h.  The Buyer shall have received an officer's
certificate  described in Section 3(c) above,  dated as of the Closing Date.

                           i.  No litigation, statute, rule,regulation,executive
order, decree, ruling or injunction shall have been enacted, entered,promulgated
or endorsed  by  or  in  any  court  or governmental   authority  of  competent
jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                           j.  The Company shall have  entered into  a  written
agreement with the holders of the Series B Preferred Stock pursuant to which such holders shall have agreed (i) to vote all of the shares of Common Stock owned by them (to the Company's knowledge representing approximately 32% of the currently issued and outstanding shares of Common Stock) in favor of the Company's proposal to increase its authorized shares of Common Stock to 40,000,000 shares (as described in the Company's 1997 Proxy Statement filed with the SEC) and (ii) pending the increase in the authorized number of shares of Common Stock, to release for the Company's use 2,000,000 shares of Common Stock reserved for issuance upon exercise of the warrants issuable to them in order to accommodate the conversion of the Preferred Shares and Warrants.

         8.       MISCELLANEOUS.

                  a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Wilmington, Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

                  b. Counterparts. This Agreement may be executed in two or more counterparts,all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

                  c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of,or affect the interpretation of, this Agreement.

                  d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.
                  f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:

         Western Pacific Airlines, Inc.
         2864 South Circle Drive, Suite 1100
         Colorado Springs, CO  80906
         Attention: Chief Executive Officer
         Facsimile:  (719) 527-7259

         With copy to:

         D'Ancona & Pflaum
         30 North LaSalle Street
         Suite 2900
         Chicago, IL  60602
         Attention:  Allan J. Reich, Esq.
         Facsimile:  (312) 580-0923

         If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.


         Each party shall provide notice to the other party of any change in address.

                  g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, any Buyer may assign its rights hereunder without the consent of the Company to (i) any person that purchases, in a private transaction from a Buyer, (a) at least 50% of the Preferred Shares or at least 50% of the Warrants received by such Buyer pursuant to this Agreement or (b) if a sale of the Preferred Shares or the Warrants has previously been made pursuant to clause (a) above, all of the remaining Preferred Shares or Warrants, as the case may be, of such Buyer are sold or (ii) any affiliate of such Buyer; provided, that in the case of a sale made pursuant to clause (i) above, the transferee of the Buyer agrees, in the case of a proposed subsequent transfer by such transferee, to transfer all of the Preferred Shares or Warrants held by such transferee. In determining compliance with the foregoing sentence, the holdings of the Buyer and its affiliates shall be deemed one and the same. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account, subject to the limitations on transfer contained herein applicable to transferees of the Securities.

                  h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. Survival. The representations and warranties and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the parties hereto.

                  j. Publicity. The Company and each of the Buyers shall have the right to approve before issuance any press releases, SEC, Nasdaq or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of each of the Buyers, to make any press release or SEC, Nasdaq or NASD filings with respect to such transactions as is required by applicable law and regulations (although each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).
                  k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.




         IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.

WESTERN PACIFIC AIRLINES, INC.

By:
Name: Robert A. Peiser
Its:  President and Chief Executive Officer


RGC INTERNATIONAL INVESTORS, LDC

By:   Rose Glen Capital Management, L.P., Investment Manager
         By:  RGC General Partner Corp.


SIGNATURE:

By:
Name: Wayne D. Bloch
Its:          Managing Director

RESIDENCE:  Cayman Islands

ADDRESS:

      440 E. Swedesford Road
      Suite 2025
      Wayne, PA  19087
      Facsimile:  (610) 971-2212
      Telephone:  (610) 902-0200


AGGREGATE SUBSCRIPTION AMOUNT:

      Number of Shares of Preferred Stock:  4,000

      Number of Warrants:

         A Warrants:       85,333
         B Warrants:       44,444

      Aggregate Purchase Price:     $4,000,000

CC INVESTMENTS, LDC

By:   CSS Corporation Ltd., Corporate Secretary


SIGNATURE:



By:
Name:
Its:


RESIDENCE:  Cayman Islands

ADDRESS:

      c/o Citco Fund Services (Cayman Islands) Ltd.
      Attention:  William Keunen
      Corporate Centre, West Bay Road
      P.O. Box 31106
      Grand Cayman, Cayman Islands
      Facsimile:  (345) 949-3977
      Telephone:  (345) 949-3877


AGGREGATE SUBSCRIPTION AMOUNT:

      Number of Shares of Preferred Stock:  4,000

      Number of Warrants:

         A Warrants:       85,333
         B Warrants:       44,444

      Aggregate Purchase Price:     $4,000,000

LIONHART GLOBAL APPRECIATION FUND

SIGNATURE:


By:
Name:
Its:


RESIDENCE:  British Virgin Islands

ADDRESS:

      Citco Buildings, Wickhams Cay
      P.O. Box 662
      Road Town
      Tortola, BV1
      Attn:  Terry Duffy
      Facsimile:  011-441-819-476936
      Telephone:  011-441-819-476934


AGGREGATE SUBSCRIPTION AMOUNT:

      Number of Shares of Preferred Stock:  2,000

      Number of Warrants:

         A Warrants:       42,667
         B Warrants:       22,222

      Aggregate Purchase Price:     $2,000,000